Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Charles Biderman, President and Trustee of TrimTabs ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 5/24/2016	/s/ Charles Biderman
Charles Biderman, President and Trustee
(principal executive officer)

I, Jeff Lazar, Principal Financial Officer of TrimTabs ETF Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 5/24/2016	/s/ Jeff Lazar
Jeff Lazar, Principal Financial Officer
(principal executive officer)